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                     COMBINED PROSPECTUS FOR CLASS P SHARES

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
[LOGO]
                                                                 Rule 497(e)
                                                           33-69686 and 811-8064


The Montgomery Funds
101 California Street
San Francisco, California 94111
(800) 572-FUND (3863)
www.montgomeryfunds.com


Prospectus
October 15, 1997

TABLE OF CONTENTS

Fees and Expenses of the Funds.............................3
Financial Highlights.......................................5
The Funds' Investment Objectives and Policies.............11
Portfolio Securities......................................15
Other Investment Practices................................19
Risk Considerations.......................................21
Management of the Funds...................................23
How to Contact the Funds..................................28
How to Invest in the Funds................................28
How to Redeem an Investment in the Funds..................31
Exchange Privileges and Restrictions......................33
Brokers and Other Intermediaries..........................34
How Net Asset Value is Determined.........................34
Dividends and Distributions...............................35
Taxation..................................................35
General Information.......................................36
Backup Withholding........................................37
Glossary..................................................39


Each Fund's shares offered in this prospectus (the Class P shares) are sold only through financial intermediaries and financial professionals at net asset value with no sales load, no commissions, and no redemption or exchange fees. The Class P shares are subject to a Rule 12b-1 distribution fee as described in this prospectus. The minimum initial investment in each Fund is $1,000 and subsequent investments must be at least $100. The Manager or the Distributor may waive these minimums. See "How to Invest in the Funds."

Each Fund is a separate series of either The Montgomery Funds or The Montgomery Funds II, both open-end management investment companies managed by Montgomery Asset Management LLC (the "Manager"), a subsidiary of Commerzbank AG. Fund Distributors, Inc., which is not affiliated with the Manager, is the distributor of the Funds (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.


This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it and retain it for future reference. A Statement of Additional Information dated October 15, 1997, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated by this reference and is available without charge by calling (800) 572-FUND (3863). If you are viewing the electronic version of this prospectus through an online computer service, you may request a printed version free of charge by calling (800) 572-FUND (3863).

The Internet World Wide Web site for The Montgomery Funds is www.montgomeryfunds.com. The Securities and Exchange Commission maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding The Montgomery Funds and The Montgomery Funds II.


An investment in the funds is neither insured nor guaranteed by the U.S. government. There can be no assurance that Montgomery Government Reserve Fund will be able to maintain a stable net asset value of $1 per share.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The following 10 mutual funds (the "Funds") are offered in this prospectus:

 ----------------------------------------------------------

 -----------------------------------------------------------
 Montgomery U.S. Equity Funds
 -----------------------------------------------------------

 Growth Fund
 ----------------------------------------------------------
 Small Cap Opportunities Fund
 ----------------------------------------------------------
 Equity Income Fund
 -----------------------------------------------------------
 Montgomery Foreign and Global Equity Funds
 -----------------------------------------------------------
 International Growth Fund
 ----------------------------------------------------------
 International Small Cap Fund
 ----------------------------------------------------------
 Emerging Markets Fund
 -----------------------------------------------------------
 Montgomery Multi-Strategy Funds
 -----------------------------------------------------------
 Select 50 Fund
 ----------------------------------------------------------
 U.S. Asset Allocation Fund
 ----------------------------------------------------------
 Montgomery U.S. Fixed-Income and Money Market Funds
 ----------------------------------------------------------
 Short Duration Government Bond Fund
 ----------------------------------------------------------
 Government Reserve Fund
 ----------------------------------------------------------


U.S. Equity Funds

Montgomery Growth Fund
Invests primarily in equity securities of domestic companies of all sizes and emphasizes companies having total market capitalizations of more than $1 billion.

Montgomery Small Cap Opportunities Fund
Invests  primarily  in  equity  securities  of   small-capitalization   domestic
companies (less than $1 billion).


Montgomery Equity Income Fund
Invests primarily in income-producing equity securities of domestic companies having total capitalizations of more than $1 billion.


Foreign and Global Equity Funds

Montgomery International Growth Fund
Invests primarily in equity securities of companies outside the United States having total market capitalizations more than $1 billion, sound fundamental values and potential for long-term growth at a reasonable price.

Montgomery International Small Cap Fund
Invests primarily in equity securities of companies outside the U.S. having total market capitalizations of less than $1 billion, sound fundamental values and potential for long-term growth at a reasonable price.

Montgomery Emerging Markets Fund
Invests primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

Multi-Strategy Funds

Montgomery Select 50 Fund
Invests primarily in at least 50 different equity securities of companies of all sizes throughout the world.

Montgomery U.S. Asset Allocation Fund
A   fund-of-funds   that   allocates   its   investments   among   three   asset
classes--domestic   stocks,   fixed-income   securities   and   cash   or   cash
equivalents--using Funds from The Montgomery Funds family.

U.S. Fixed-Income and Money Market Funds

Montgomery Short Duration Government Bond Fund
Invests primarily in U.S. government securities and maintains an average portfolio effective duration comparable to or less than three-year U.S. Treasury notes. It targets higher yields than money market funds generally, with less fluctuation in the value of its shares than long-term bond funds. This Fund does not maintain a stable net asset value of $1 per share.

Montgomery Government Reserve Fund
Invests only in U.S. government securities, repurchase agreements for U.S. government securities and other money market funds investing exclusively in U.S. government securities and such repurchase agreements. It seeks to maintain a stable net asset value of $1 per share.

Fees and Expenses of the Funds

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of a
Fund:


  -----------------------------------------------------------------------------------------------------------------------------
   MAXIMUM SALES LOAD IMPOSED    MAXIMUM SALES LOAD IMPOSED    MAXIMUM DEFERRED SALES     REDEMPTION FEES+     EXCHANGE FEES
          ON PURCHASES             ON REINVESTED DIVIDENDS              LOAD
  -----------------------------------------------------------------------------------------------------------------------------
              None                          None                        None                    None               None
  -----------------------------------------------------------------------------------------------------------------------------

    + Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. Shareholders who request redemption checks to be sent by Federal Express may be required to pay a $10 fee that will be directly deducted from redemption proceeds. The Montgomery Funds reserve the right upon 60 days' advance notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within 90 days of purchase.


Annual Fund Operating Expenses (as a percentage of average net assets):

  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL FUND OPERATING
                                                                                OTHER EXPENSES                EXPENSES
                                                                             (AFTER REIMBURSEMENT       (AFTER REIMBURSEMENT
                                            MANAGEMENT FEE*   12B-1 FEES*       UNLESS NOTED)*               UNLESS NOTED)*
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Equity Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Growth Fund                                   0.92%           0.25%                0.33%                     1.50%
  ------------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities Fund                  1.19%           0.25%                0.31%                     1.75%
  ------------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                            0.60%           0.25%                0.25%                     1.10%
  ------------------------------------------------------------------------------------------------------------------------------
  Foreign and Global Equity Funds
  ------------------------------------------------------------------------------------------------------------------------------
  International Growth Fund                     1.10%           0.25%                0.55%                     1.90%
  ------------------------------------------------------------------------------------------------------------------------------
  International Small Cap Fund                  1.25%           0.25%                0.65%                     2.15%
  ------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund                         1.05%           0.25%                0.55%                     1.85%
  ------------------------------------------------------------------------------------------------------------------------------
  Multi-Strategy Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Select 50 Fund                                1.25%           0.25%                0.55%                     2.05%
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Asset Allocation Fund                    0.00%           0.25%                1.30%#**                  1.55%#
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Fixed-Income and Money Market Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Short Duration Government Bond Fund           0.50%           0.25%                0.10%                     0.85%
  ------------------------------------------------------------------------------------------------------------------------------
  Government Reserve Fund                       0.35%           0.25%                0.25%                     0.85%
  ------------------------------------------------------------------------------------------------------------------------------

This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                                       3



    * Expenses for the Funds are based on actual expenses and expense limitations for the fiscal year ended June 30, 1997 for the Class P shares (or, if no Class P shares were outstanding, for another class of shares, but adjusted to include the Rule 12b-1 fee.) The Manager will reduce its fees and may absorb or reimburse a Fund for certain expenses to the extent necessary to limit total annual fund operating expenses to the amount indicated in the table. A Fund is required to reimburse the Manager for any reductions in the Manager's fee only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. Absent reduction and including the Rule 12b-1 fee for the Class P shares, actual total fund operating expenses for the period ended June 30, 1997 (annualized) would have been as follows: Montgomery Equity Income Fund, 1.46% (0.86% other expenses); Montgomery Small Cap Opportunities Fund, 1.75% (0.56% other expenses); Montgomery International Growth Fund, 2.37% (1.27% other expenses);
       Montgomery International Small Cap Fund, 2.60% (1.35% other expenses); Montgomery U.S. Asset Allocation Fund, 1.49% (1.49% other expenses); Montgomery Select 50 Fund, 1.92% (0.67% other expenses); Montgomery Short Duration Government Bond Fund, 2.05% (1.55% other expenses); Montgomery Government Reserve Fund, 0.62% (0.27% other expenses); The Manager may terminate these voluntary reductions at any time. See "Management of the Funds."
   ** Estimated expenses of Montgomery U.S. Asset Allocation Fund (excluding Rule 12b-1 fees and expenses related to the Underlying Funds and after reimbursement) is 0.25% for the Montgomery U.S. Asset Allocation Fund. Estimated expenses related to the Underlying Funds for Montgomery U.S. Asset Allocation Fund are 1.05%.
    + These figures show actual expenses; no reimbursements or waivers applied. # Even if the total expenses of the Underlying Funds exceed 1.05% for the
       Montgomery U.S. Asset Allocation Fund, the Manager has agreed to limit the Montgomery U.S. Asset Allocation Fund's total fund operating expenses to 1.30%. The total expenses for the Underlying Funds for the Montgomery U.S. Asset Allocation Fund (currently estimated to be 1.05%) will depend on the actual expenses of the Underlying Funds and how the Fund's assets are allocated among those Underlying Funds.


Example of Expenses for the Funds

Assuming,  hypothetically,  that each  Fund's  annual  return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:
  ------------------------------------------------------------------------------------------------------------------------------
                                                             1 YEAR           3 YEARS           5 YEARS           10 YEARS
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Equity Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Growth Fund                                                  $15              $47                $82              $178
  ------------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities Fund                                 $18              $55                $95              $205
  ------------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                                           $11              $35                $61              $134
  ------------------------------------------------------------------------------------------------------------------------------
  Foreign and Global Equity Funds
  ------------------------------------------------------------------------------------------------------------------------------
  International Growth Fund                                    $19              $60              $102               $221
  ------------------------------------------------------------------------------------------------------------------------------
  International Small Cap Fund                                 $22              $67              $115               $247
  ------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund                                        $19              $58              $100               $216
  ------------------------------------------------------------------------------------------------------------------------------
  Multi-Strategy Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Select 50 Fund                                               $21              $64              $110               $237
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Asset Allocation Fund                                   $16              $49                $84              $184
  ------------------------------------------------------------------------------------------------------------------------------
  U.S. Fixed-Income and Money Market Funds
  ------------------------------------------------------------------------------------------------------------------------------
  Short Duration Government Bond Fund                          $9               $27                $47              $105
  ------------------------------------------------------------------------------------------------------------------------------
  Government Reserve Fund                                      $9               $27                $47              $105
  ------------------------------------------------------------------------------------------------------------------------------


This example is to show the effect of expenses. This example does not represent past or future expenses or returns. Actual expenses and returns may vary.

Financial Highlights
Selected per-Share Data and Ratios


The following financial information for the periods ended June 30, 1992, through June 30, 1997, was audited by Deloitte & Touche LLP, whose report, dated August
8, 1997, appears in the 1997 Annual Report of the Funds. The financial information for periods indicated with the note "R" relate to another class of shares of the Funds not subject to the Class P Rule 12b-1 fee because Class P shares were not offered during those periods.

                                                                               Growth Fund

  SELECTED PER-SHARE DATE FOR THE YEAR OR PERIOD                        FISCAL YEAR ENDED JUNE 30
    ENDED:
                                                         1997##      1996           1995R          1994(A)R

Net asset value--beginning of year                      $21.94      $19.22          $15.27          $12.00
  Net investment income/(loss)                            0.09        0.03            0.12            0.04
  Net realized and unrealized gain/(loss) on              3.96        2.69            3.91            3.31++
    investments
Net increase/(decrease) in net assets resulting           4.05        2.72            4.03            3.35
  from investment operations
Distributions:
  Dividends from net investment income                   (0.10)      --              (0.07)         (0.01)
  Distributions from net realized capital gains          (2.77)      --              (0.07)           --
  Distributions in excess of net realized                 --         --              --             (0.07)
    capital gains
Total distributions                                     (2.87)       --             (0.14)          (0.08)
Net asset value--end of year                            $23.12      $21.94          $19.16          $15.27
Total return**                                          20.41%      14.15%          26.53%           27.98%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                        $212         $82         $878,776        $149,103
Ratio of net investment income/(loss) to average         0.44%       0.53%+          0.98%            1.09%+
  net assets
Net investment income/(loss) before deferral of          --          --              --              $0.03
  fees by Manager
Portfolio turnover rate                                 61.10%     118.14%         128.36%         110.65%
Average commission rate paid+++                         $0.0595    $0.0596           N/A             N/A
Expense ratio before deferral of fees by Manager         --          --              --              1.79%+
Expense ratio including interest expense                 1.52%     1.60%+           1.50%            1.49%+

  (A) The Growth Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and January 12, 1996, respectively.
   **  Total return represents aggregate total return for the periods indicated.
    +  Annualized.
   ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
  +++ Average commission rate paid per share of securities purchased and sold by the Fund.
  ## Per-share numbers have been calculated using the average shares method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                                             Small Cap                        Equity Income Fund
                                                       Opportunities Fund
  SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD     FISCAL YEAR ENDED JUNE 30            FISCAL YEAR ENDED JUNE 30
    ENDED:
                                                        1997       1996(A)##R        1997##         1996        1995(B)R
  Net asset value--beginning of year                  $14.37        $12.00          $16.09        $15.66        $12.00
    Net investment income/(loss)                      (0.11)         0.02            0.44          0.08           0.31
    Net realized and unrealized gain/(loss) on         3.27          3.78++          3.35          0.35          1.38
      investments
  Net increase/(decrease) in net assets resulting                    3.80            3.79          0.43          1.69
    from Investment operations                         3.16
  Distributions:
    Dividends from net investment income              (0.00)#        --             (0.42)         --           (0.31)
    Distributions in excess of net investment          --            --             (1.56)         --            --
      income
    Distributions from net realized capital gains      --            --               --           --            --
    Distributions in excess of net realized            --            --               --           --            --
      capital gains
    Distributions from capital                         --            --               --           --            --
  Total distributions                                 (0.00)#        --             (1.98)         --           (0.31)
  Net asset value--end of year                        $17.53        $15.80          $17.90        $16.09        $13.38
  Total return**                                      22.09%        31.67%          25.64%         2.75%        14.26%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                    $9         $136,140          $868          $2            $6,383
  Ratio of net investment income/(loss) to            (1.11)%+       0.23%+          2.68%         2.78%+        4.06%+
    average net assets
  Net investment income/(loss) before deferral of                  $(0.04)          $0.34         $0.06         $0.13
    fees by Manager                                  $(0.14)
  Portfolio turnover rate                            154.50%        81.29%          62.31%        89.77%        29.46%
  Average commission rate paid+++                     $0.0562       $0.0578         $0.0598       $0.0423         N/A
  Expense ratio before deferral of fees by Manager     2.00%+        2.16%+           N/A           N/A           N/A
  Expense ratio excluding interest expense              N/A           N/A            1.11%         1.10%+        0.84%+
  Expense ratio before deferral of fees by                            N/A            1.71%         1.70%+        3.16%+
    Manager, including interest expense                 N/A
  Expense ratio including interest expense             1.75%+        1.50%+           --             --            --

  (A) The Small Cap Opportunities Fund's Class R shares and Class P shares commenced operations on December 29, 1995, and July 29, 1996, respectively.
  (B) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 12, 1996, respectively.
  (C) The International Growth Fund's Class P shares commenced operations on March 12, 1996.
  (D) The International Small Cap Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and June 9, 1997, respectively.

                                       6



       International Growth Fund                            International Small Cap Fund
       FISCAL YEAR ENDED JUNE 30                             FISCAL YEAR ENDED JUNE 30
      1997##           1996(C)             1997             1996R             1995R          1994(D)R
   $15.31           $13.66              $16.96           $11.75            $12.02           $12.00
     0.05             0.00#               0.00#            0.03              0.12             0.00#
     2.54             1.65                0.20             3.10             (0.39)            0.02
     2.59             1.65                0.20             3.13             (0.27)            0.02

      --                --                 --             (0.02)            (0.00)#             --
    (1.68)              --                 --                --                 --              --
      --                --                 --                --                 --              --
      --                --                 --                --                 --              --
      --                --                 --                --                 --              --
    (1.68)              --                 --              (0.02)           (0.00)#             --
   $16.22           $15.31              $17.16            14.86            $11.75           $12.02
    19.13%           12.08%               1.18%           26.68%           (2.23)%            0.17%


   $5               $1                  $15              $41,640           $28,516          $34,555
     0.32%            0.01%+             (0.59)%+          0.20%             0.95%            0.04%+
                    $(0.05)             $(0.01)          $(0.08)           $0.05            $(0.02)
   $(0.06)
    95.02%          238.91%              84.91%           177.36%           156.13%          123.50%
     0.0217            N/A               $0.0157          $0.0123             N/A              N/A
      N/A              N/A                 N/A              N/A               N/A              N/A
     1.91%            1.90%+              2.15%+           1.90%             1.90%            1.90%+
                      3.16%+              2.85%+           2.76%             2.50%            2.32%+
     2.62%
      --               --                 2.15%+           1.96%             1.91%            1.99%+

   **  Total return represents aggregate total return for the periods indicated.
    +  Annualized.
   ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
  +++ Average commission rate paid per share of securities purchased and sold by the Fund.
    #  Amount represents less than $0.01 per share.
   ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.


                                                                            Emerging Markets Fund

  SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD
  ENDED:                                                                  FISCAL YEAR ENDED JUNE 30
                                                       1997        1996     1995##R      1994R      1993R       1992(A)R
  Net asset value--beginning of year                  $14.19      $12.62     $13.68      $11.07      $9.96      $10.00
    Net investment income/(loss)                        0.06        0.01       0.03       (0.03)      0.07        0.03
    Net realized and unrealized gain/(loss) on          2.58        1.56       0.25++      2.92       1.05       (0.07)
      investments
  Net increase/(decrease) in net assets resulting       2.64        1.57       0.28        2.89       1.12       (0.04)
    from investment operations
  Distributions:
    Dividends from net investment income               (0.06)       --         --          --        (0.01)       --
    Distributions in excess of net investment           --          --         --          --         --          --
      income
    Distributions from net realized capital gains       --          --        (0.42)      (0.28)     (0.00)#      --
    Distributions in excess of net realized             --          --        (0.37)       --         --          --
      capital gains
  Total distributions                                  (0.06)       --        (0.79)      (0.28)     (0.01)       --
  Net asset value--end of year                        $16.77      $14.19     $13.17      $13.68     $11.07       $9.96
  Total Return**                                       18.62%      12.44%      1.40%      26.10%     11.27%      (0.40)%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                     $607        $2     $998,083    $654,960   $206,617     $54,625
  Ratio of net investment income/(loss) to average      0.23%       0.33%+     0.23%      (0.14)%     0.66%       1.70%+
    net assets
  Net investment income/(loss) before deferral of       --          --         --          --        $0.06       $0.01
    fees by Manager
  Portfolio turnover rate                              83.08%     109.92%     92.09%      63.79%     21.40%       0.19%
  Average commission rate paid+++                    $0.0011     $0.0007       N/A         N/A        N/A         N/A
  Expense ratio including interest expense              --          --         --          --         --          --
  Expense ratio before deferral of fees by              --          --         --          --         1.93%       2.80%+
    Manager, including interest expense
  Expense ratio excluding interest expense              1.92%       1.97%+     1.80%       1.85%      1.90%       1.90%+

  (A) The Emerging Markets Fund's Class R shares and Class P shares commenced operations on March 1, 1992, and March 12, 1996, respectively.
  (B) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
  (C) The U.S. Asset Allocation Fund's Class R shares and Class P shares commenced operations on March 31, 1994, and January 3, 1996, respectively.
  (D) The Short Duration Government Bond Fund's Class R shares and Class P shares commenced operations on December 18, 1992, and March 12, 1996, respectively.

      Select 50 Fund             U.S. Asset Allocation Fund                   Short Duration Government Bond Fund

    FISCAL YEAR ENDED             FISCAL YEAR ENDED JUNE 30                        FISCAL YEAR ENDED JUNE 30
         JUNE 30
    1997##    1996(B)R     1997##      1996      1995R    1994(C)R     1997##      1996      1995R     1994R    1993(D)R
   $15.89     $12.00      $19.33     $17.86    $12.24     $12.00       $9.92      $9.98     $9.80     $10.23    $10.00
    (0.02)      0.06        0.43       0.09      0.25       0.06        0.59       0.16      0.62       0.61      0.33
     4.11       4.45        2.13       1.38      4.11       0.18        0.06      (0.05)     0.16      (0.34)     0.23
                4.51        2.56       1.47      4.36       0.24        0.65       0.11      0.78       0.27      0.56
     4.09

     --        (0.04)      (0.34)      --       (0.17)      --         (0.58)     (0.17)    (0.62)     (0.56)    (0.33)
     --         --          --         --        --         --         (0.00)#     --        --        (0.07)     --
     --         --         (1.66)      --       (0.10)      --          --         --        --         --        --
     --        (0.01)       --         --        --         --          --         --        --        (0.07)     --
     --         --          --         --        --         --          --         --       (0.01)      --       (0.00)#
     --        (0.05)      (2.00)      --       (0.27)      --         (0.58)     (0.17)    (0.63)     (0.70)    (0.33)
   $19.98     $16.46      $19.89     $19.33    $16.33     $12.24       $9.99      $9.92     $9.95      $9.80    $10.23
    25.74%     37.75%      14.35%      8.23%    35.99%      2.00%       6.69%      1.12%     8.28%      2.49%     5.66%


      $9       $77,955       $74       $43      $60,234    $1,548        $0         $1      $17,093   $21,937    $22,254
    (0.21)%+    0.42%+      2.30%      1.60%+    3.43%      2.54%+      5.62%      5.63%+    6.41%      5.93%     6.02%+
               $0.02       $0.42      $0.08     $0.19     $(0.11)      $0.54      $0.14     $0.54      $0.51     $0.27
   $(0.03)
   157.93%    105.98%     168.51%    225.91%    95.75%    190.94%     450.98%    349.62%   284.23%    603.07%   213.22%
    $0.0011    $0.0097     $0.0448    $0.0595     N/A        N/A         N/A        N/A       N/A        N/A       N/A
     --         --          1.68%      1.67%+    1.31%      1.43%+      1.80%      1.80%+    1.38%      0.71%     --
                2.11%+      1.74%      1.80%+    2.07%      9.00%+      2.30%      2.56%+    2.23%      1.75%     2.07%+
     2.17%+
     2.07%+     1.80%+      1.56%      1.55%+    1.30%      1.30%+      0.85%      0.85%+    0.47%      0.25%     0.22%+

   **  Total return represents aggregate total return for the periods indicated.
    +  Annualized.
  +++  Average commission rate paid per share of securities purchased and sold by the Fund.
    #  Amount represents less than $0.01 per share.
   ##  Per-share  numbers have been calculated  using the average shares method, which more  appropriately  represents  the per-share data for the period, since the use of the undistributed  income method did not accord with the results of operations.
  ###  Amount represents less than $0.001 per share.

                                       9


                                                                        Government Reserve Fund

  SELECTED PER-SHARE DATE FOR THE YEAR OR PERIOD                       FISCAL YEAR ENDED JUNE 30
    ENDED:
                                                         1997       1996        1995R        1994R      1993(E)R
  Net asset value--beginning of year                    $1.00       $1.00      $1.00        $1.00        $1.00
    Net investment income/(loss)                        0.048       0.014      0.049        0.029        0.024
    Net realized and unrealized gain/(loss) on          0.000###    0.000###   0.000###     0.000###     0.000###
      investments
  Net increase/(decrease) in net assets resulting       0.048       0.014      0.049        0.029        0.024
    from investment operations
  Distributions:
    Dividends from net investment income               (0.048)     (0.014)    (0.049)      (0.029)      (0.024)
  Total distributions                                  (0.048)     (0.014)    (0.049)      (0.029)      (0.024)
  Net asset value--end of year                          $1.00       $1.00      $1.00        $1.00        $1.00
  Total return**                                        4.88%       1.38%      4.97%        2.96%        2.41%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                       $0         $1       $258,956     $211,129     $124,795
  Ratio of net investment income/(loss) to average      4.68%       4.91%+     4.92%        2.99%        2.96%+
    net sales
  Net investment income/(loss) before deferral of      $0.048      $0.013     $0.047       $0.028       $0.013
    fees by Manager
  Portfolio turnover rate                               --          --         --           --           --
  Average commission rate paid+++                        N/A         N/A        N/A          N/A          N/A
  Expense ratio including interest expense              --          --         0.63%        --           --
  Expense ratio before deferral of fees by              0.87%       0.99%+     0.79%        0.71%        0.77%+
    Manager, including interest expense
  Expense ratio excluding interest expense              0.85%       0.85%+     0.60%        0.60%        0.38%+

   **  Total return represents aggregate total return for the periods indicated.
    + Annualized.
  +++ Average commission rate paid per share of securities purchased and sold by the Fund.
  ## Per-share numbers have been calculated using the average shares method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
  ### Amount represents less than $0.001 per share.


The Funds' Investment Objectives and Policies

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities." Specific investment practices that may be employed by the Funds are described in "Other Investment Practices."
Certain risks associated with investments in the Funds are described in those sections as well as in "Risk Considerations." Certain terms used in the prospectus are defined in the glossary at the end of this prospectus.

Summary Comparison Of Funds
  -----------------------------------------------------------------------------------------------------------------------------
                                        ANTICIPATED           MAXIMUM DEBT   FOCUS                  TYPICAL MARKET
                                      EQUITY EXPOSURE          EXPOSURE                             CAPITALIZATION OF
                                                                                                    PORTFOLIO COMPANIES
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Equity Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Growth Fund                             65-100%                35%     Growth                     More than $1 billion
  -----------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities Fund            65-100%                35%     Small-cap                  Less than $1 billion
  -----------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                      65-100%                35%     Large-cap dividend         More than $1 billion
  -----------------------------------------------------------------------------------------------------------------------------
  Foreign and Global Equity Funds
  -----------------------------------------------------------------------------------------------------------------------------
  International Growth Fund               65-100%                35%     Foreign growth             More than $1 billion
  -----------------------------------------------------------------------------------------------------------------------------
  International Small Cap Fund            65-100%                35%     Foreign small-cap          Less than $1 billion
  -----------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund                   65-100%                35%     Foreign emerging growth    Any size
  -----------------------------------------------------------------------------------------------------------------------------
  Multi-Strategy Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Select 50 Fund                          65-100%                35%     Capital appreciation       Any size
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Asset Allocation Fund              20- 80%            20- 80%     U.S. balanced              Any size
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Fixed-Income and Money Market Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Short Duration Government Bond                 0%             100%     Total return               N/A
      Fund
  -----------------------------------------------------------------------------------------------------------------------------
  Government Reserve Fund                        0%             100%     Income                     N/A
  -----------------------------------------------------------------------------------------------------------------------------

U.S. Equity Funds

Montgomery Growth Fund (the "Growth Fund")

The investment objective of the Growth Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of domestic companies. Although such companies may be of any size, the Fund targets companies having total market capitalizations of $1 billion or more. The Fund emphasizes investments in common stock, but also invests in other types of equity securities and equity-derivative securities. Current income from dividends, interest and other sources is only incidental. The Fund also may invest up to 35% of its total assets in investment-grade debt securities or in foreign securities. See "Portfolio Securities." The Manager does not expect the Growth Fund to be consistently fully invested in equity securities. During periods that the Manager deems appropriate, the Fund may take a more defensive position and be significantly invested in cash and cash equivalents.

The Growth Fund seeks growth at a reasonable value, identifying companies with sound fundamental values and potential for substantial growth. The Fund selects its investments based on a combination of quantitative screening techniques and fundamental analysis. The Fund initially identifies a universe of investment candidates by screening companies based on changes in rates of growth and valuation ratios such as price to sales, price to earnings and price to cash flows. Through this process the Fund seeks to identify rapidly growing companies with reasonable valuations and accelerating growth rates, or having low valuations and initial signs of growth. The Fund then subjects these companies to a rigorous fundamental analysis, focusing on balance sheets and income statements; company visits and discussions with management; contact with industry specialists and industry analysts; and review of the competitive environments.

Montgomery Small Cap Opportunities Fund (the "Small Cap Opportunities Fund")

The investment objective of the Small Cap Opportunities Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of small-capitalization domestic companies, which the Fund currently considers to be companies having total market capitalizations of less than $1 billion. The Small Cap Opportunities Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies having total market capitalizations of $1 billion or more and in investment-grade debt securities and foreign companies. The Fund invests primarily in common stock. It also may invest in other types of equity securities and equity-derivative securities. See "Portfolio Securities." Current income from dividends, interest and other sources is only incidental.

The Small Cap Opportunities Fund seeks growth at a reasonable value, identifying companies with sound fundamental value and potential for substantial growth. The Fund selects its investments based on a combination of quantitative screening techniques and fundamental analysis. The Fund initially identifies a universe of investment candidates by screening companies based on changes in rates of growth and valuation ratios such as price to sales, price to earnings and price to cash flows. Through this process the Fund seeks to identify rapidly growing companies with reasonable valuations and accelerating growth rates, or having low valuations and initial signs of growth. The Fund then subjects these companies to a rigorous fundamental analysis focusing on balance sheets and income statements; company visits and discussions with management; contact with industry specialists and industry analysts; and review of the competitive environments.


Montgomery Equity Income Fund (the "Equity Income Fund")

The investment objective of the Equity Income Fund is to provide current income and capital appreciation primarily through investments in equity securities of domestic companies, with the goal that the Fund provide a significantly greater yield than the average yield offered by the stocks of the S&P 500 and a low level of price volatility. Under normal market conditions, the Equity Income Fund will invest at least 65% of the value of its total assets in income-producing equity securities of domestic companies, which include common stocks, preferred stocks and other securities, and debt securities convertible into common stocks.

The Fund's equity investments emphasize common stock of U.S. corporations that regularly pay dividends. The Fund normally invests in companies having total market capitalizations of more than $1 billion, targeting companies with favorable long-term fundamental characteristics with current relative yields at the upper end of their historical ranges. The Fund initially identifies a universe of investment candidates by screening companies based on relative yield and targeting companies with a minimum yield of 140% of the average yield of the S&P 500. The Fund uses this relative-yield strategy to assist in identifying undervalued securities. The companies are usually in the maturing stages of development or operating in slower-growth areas of the economy and have conservative accounting, strong cash flows to maintain dividends, low financial leverage, and market leadership. The Fund usually holds companies for a period of two to four years, resulting in relatively low turnover. The Fund will usually begin to reduce its position in a company as the price moves up and yield drops to the lower end of its historical range. In addition, the Fund will usually reduce or sell its holdings in a company that reduces or eliminates its dividend, or upon a significant fundamental change impairing a company's ability to pay dividends. See "Portfolio Securities."


Although the Fund normally invests more than 65% of its assets in income-producing equity securities as described above, under normal market conditions it may invest up to 35% of its total assets in investment grade debt instruments. The Fund attempts to achieve low price volatility through its investment in mature companies. In addition, the Fund may invest up to 20% of its total assets in the equity or debt securities of foreign issuers. See "Portfolio Securities."


Foreign and Global Equity Funds

Montgomery International Growth Fund (the "International Growth Fund")

The investment objective of the International Growth Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of companies outside the United States having total market capitalizations of more than $1 billion. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in equity securities of U.S. companies, in lower-capitalization companies or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities" and "Risk Considerations."

The Fund targets companies with potential for above-average, long-term growth in sales and earnings on a sustained basis with securities reasonably priced at the time of purchase, in the Manager's opinion, compared the potential for capital appreciation. In evaluating investments, the Fund considers a number of factors, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research; product development and marketing; new technologies or services; pricing flexibility; quality of management; and general operating characteristics.

The Fund may  invest  substantially  in  securities  denominated  in one or more foreign currencies. Under normal conditions, it invests in at least three different countries outside the U.S., but no country may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. The Fund also will use a strategic allocation of assets among countries based on fundamental and quantitative research. See "Risk Considerations."

Montgomery International Small Cap Fund (the "International Small Cap Fund")

The investment objective of the International Small Cap Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of companies outside the United States having total market capitalizations of less than $1 billion. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in equity securities of U.S. companies, in companies having market capitalizations of $1 billion or more, or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. Portfolio Securities" and "Risk Considerations."

The Fund targets companies with potential for above-average, long-term growth in sales and earnings on a sustained basis with securities reasonably priced at the time of purchase, in the Manager's opinion, compared with the potential for capital appreciation. In evaluating investments, the Fund considers a number of factors, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; new technologies or services; pricing flexibility; quality of management; and general operating characteristics.

The Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, it invests in at least three different countries outside the U.S., but no country may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. See "Risk Considerations."

Montgomery Emerging Markets Fund (the "Emerging Markets Fund")


The investment objective of the Emerging Markets Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Emerging Markets Fund maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging markets country. The Manager currently regards the following to be emerging markets countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela); Asia (Bangladesh, China/Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Kazakstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine); the Middle East (Israel and Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe). In the future, the Fund may invest in other emerging markets countries.


The Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percentage of assets to invest in each country to maximize expected returns for a given risk level. The Fund's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research and publicly available information and company visits.

The Fund invests primarily in common stock, but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

The Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities. See "Portfolio Securities."

Multi-Strategy Funds

Montgomery Select 50 Fund (the "Select 50 Fund")

The investment objective of the Select 50 Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in at least 50 different equity securities of companies of all sizes throughout the world.

The Fund invests primarily in 10 equity securities selected by each of the Manager's five different equity disciplines. These five disciplines, which may be adjusted from time to time, include U.S. Growth Equity, U.S. Smaller-Capitalization Companies, U.S. Equity Income and International and Emerging Markets. See "Management of the Funds." The Manager's Equity teams select those securities based on the potential for capital appreciation.

The Fund generally invests the remaining 35% of its total assets in equity securities with the potential for capital appreciation, but may invest those assets in other equity securities or in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

The Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, it invests in at least three different countries, which may include the U.S., but no country other than the U.S. may represent more than 40% of its total assets. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies in which this Fund may invest. See "Risk Considerations."

Montgomery U.S. Asset Allocation Fund (the "U.S. Asset Allocation Fund," formerly called the "Montgomery Asset Allocation Fund")

The investment objective of the U.S. Asset Allocation Fund is to seek high total return,  while  also  seeking  to reduce  risk,  through a  strategic  or active allocation of assets among domestic  stocks,  debt  instruments and cash or cash equivalents.  The Fund is a "fund-of-funds,"  which means that the Fund will not invest directly in securities but will instead invest in a diversified  group of
Funds from The Montgomery  Funds family (each,  an  "Underlying  Fund") that the
Manager  considers to be  appropriate  investments  for achieving the U.S. Asset
Allocation Fund's investment  objective.  The U.S. Asset Allocation Fund adjusts the  proportion  of its  investments  in each of these  categories  as needed to respond to current  market  conditions,  primarily  by changing  its  allocation percentage among the different Underlying Funds. The following table illustrates the anticipated allocation methodology:
  ---------------------------------------------------------------------------------------------------------------
                                      U.S. Asset Allocation Fund Allocation
  ---------------------------------------------------------------------------------------------------------------
          INVESTMENT FOCUS            ANTICIPATED RANGE OF ASSET               UNDERLYING FUND
                                              ALLOCATION
  ---------------------------------------------------------------------------------------------------------------
   Domestic stocks                             20 to 80%             Growth Fund; After November 30, 1997,
                                                                     this may include other domestic equity funds
                                                                     advised by the Manager.
  ---------------------------------------------------------------------------------------------------------------
   Debt instruments                            20 to 80%             Total Return Bond Fund or other general
                                                                     investment-grade bond funds advised by the
                                                                     Manager
  ---------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents                    0 to 50%             Government Reserve Fund
  ---------------------------------------------------------------------------------------------------------------

The Manager will implement its allocation strategy with the use of a quantitative risk model and computer optimization program. The Manager may temporarily increase the Fund's cash allocation from its set strategy in order to meet anticipated redemptions.

Characteristics of the Underlying Funds

The  Characteristics  of the Growth  Fund and the  Government  Reserve  Fund are
discussed   elsewhere  in  this   prospectus.   The  following   summarizes  the
characteristics  of the Total Return Bond Fund and its investment  objective and policies.
  --------------------------------------------------------------------------------------------------
                              ANTICIPATED    MAXIMUM DEBT     FOCUS           TYPICAL MARKET
                            EQUITY EXPOSURE    EXPOSURE                CAPITALIZATION OF PORTFOLIO
                                                                                COMPANIES
  --------------------------------------------------------------------------------------------------
  Total Return Bond Fund          0%             100%         Income               N/A
  --------------------------------------------------------------------------------------------------

The investment objective of the Total Return Bond Fund is to seek maximum total return (which consists of both income and capital appreciation), consistent with preservation of capital and prudent investment management. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% (and typically more than 90%) of its total assets in a broad range of investment-grade bonds, including marketable corporate bonds, U.S. government securities, mortgage-related securities, other asset-backed securities, and cash or money market instruments. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. See "Portfolio Securities."


Duration of the Total Return Bond Fund. The Total Return Bond Fund may purchase individual securities of any maturity. The Fund, however, seeks to maintain an average portfolio duration of between four- to five-and-a-half years.


U.S. Fixed-Income and Money Market Funds

Montgomery Short Duration Government Bond Fund (the "Short Bond Fund")

The investment objective of the Short Bond Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Total return consists of interest and dividends from underlying securities, capital appreciation realized from the purchase and sale of securities, and income from futures and options. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% of the value of its total assets in U.S. government securities. Because the Manager seeks to manage interest rate risk by limiting effective duration, the Fund may invest in securities of any maturity.

The Fund is designed primarily for investors who seek higher yields than money market funds generally offer and are willing to accept nominal fluctuation in the value of the Fund's shares but who are not willing to accept the greater fluctuations that long-term bond funds might entail. This Fund is not an appropriate investment for investors whose primary investment objective is absolute principal stability. Because the values of the securities in which the Fund invests generally change with interest rates, the value of its shares will fluctuate, unlike the value of the shares of a money market fund seeking to maintain a stable net asset value of $1 per share.

The Fund also may invest up to 35% of its total assets in cash, commercial paper and investment-grade debt securities, including corporate debt instruments and privately issued mortgage-related and asset-backed securities. The Fund also may invest in other investment companies investing primarily in U.S. government securities of appropriate duration. See "Portfolio Securities."


Duration of the Short Bond Fund. The Short Duration Government Bond Fund may purchase individual securities of any maturity, and the dollar-weighted average maturity (or period until the next interest rate reset date) of its portfolio securities may exceed three years. The Fund, however, seeks to maintain an average portfolio duration comparable to or less than that of three-year U.S. Treasury notes.


Montgomery Government Reserve Fund (the "Reserve Fund")

The investment objective of the Government Reserve Fund is current income consistent with liquidity and preservation of capital which, under normal conditions, it seeks by investing exclusively in U.S. government securities, repurchase agreements for U.S. government securities, and other money market funds investing in U.S. government securities and those repurchase agreements. The Fund seeks to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under such Rule, limits its investments to those U.S.
government securities that the Board of Trustees (the "Board") determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. The Fund also maintains a dollar-weighted average maturity of the securities in its portfolio of 90 days or less.


Portfolio Securities

The following describes portfolio securities in which the Funds may invest. Investors in the U.S. Asset Allocation Fund should note that the portfolio securities of the U.S. Asset Allocation Fund consist of the portfolio securities of each of its Underlying Funds.

Equity Securities

The U.S. Equity Funds, the Foreign and Global Equity Funds and the Select 50 Fund emphasize investments in common stock. These Funds may also invest in other types of equity securities (such as preferred stocks or convertible securities) and equity-derivative securities.

Depositary Receipts, Convertible Securities and Securities Warrants

The U.S. Equity Funds, the Foreign and Global Equity Funds and the Select 50 Fund may invest in ADRs, EDRs, GDRs and convertible securities which the Manager regards as a form of equity security. These Funds may also invest up to 5% of its net assets in warrants.

Privatizations

The Foreign and Global Equity Funds and the Select 50 Fund believe that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation, and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations

The Foreign and Global Equity Funds and the Select 50 Fund believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Foreign and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Foreign and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds. See the Statement of Additional Information.

The funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees. The Manager has agreed to waive its own management fee with respect to the portion of these Funds' assets invested in other open-end (but not closed-end) investment companies.

Debt Securities


All Funds may purchase debt securities that complement their objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the Equity Income Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund will not invest more than 5% of its total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund. See "Risk Considerations."

Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit quality standards of each Fund and will be limited to 5% of a Fund's total assets.

In addition to traditional corporate, government and supranational debt securities, each of the Equity Income Fund and the Foreign and Global Equity Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, governmental entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.


U.S. Government Securities

All  Funds  may  invest  in  fixed-rate  and  floating-  or  variable-rate  U.S.
government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

Mortgage-Related Securities and Derivative Securities

The U.S. Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds. See "Hedging and Risk Management Practices" under "Other Investment Practices" for a discussion of other reasons why these Funds invest in derivative securities.

Agency Mortgage-Related Securities

Investors in the Government Reserve Fund and Short Bond Fund should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment. See "Risk Considerations."

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

The U.S. Fixed-Income and Money Market Funds consider GNMA, FNMA and FHLMC-issued pass-through certificates, CMOs and other mortgage-related securities to be U.S. government securities for purposes of their investment policies. However, the Reserve Fund does not invest in stripped mortgage securities and the Short Bond Fund limits its stripped mortgage securities investments to 10% of total assets. The liquidity of IOs and POs issued by the U.S. government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Manager under the direct supervision of the Trust's Pricing Committee and reviewed by the Board, and all other IOs and POs will be deemed illiquid for purposes of the U.S. Fixed-Income and Money Market Funds' limitation on illiquid securities. The Short Bond Fund may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Privately Issued Mortgage-Related Securities/Derivatives


The Short Bond Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.


Private issuer mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. See illiquid securities in the Glossary. The value of these securities may be very volatile.

Structured Notes and Indexed Securities

The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Variable-Rate Demand Notes

The U.S. Fixed-Income and Money Market Funds may invest in variable-rate demand notes ("VRDNs").

Zero Coupon Bonds

The U.S. Fixed-Income and Money Market Funds may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the U.S. Fixed-Income and Money Market Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

Asset-Backed Securities

Each Fund may invest up to 5% (25% in the case of the Short Bond Fund) of its total assets in asset-backed securities. Like mortgage-related securities, these securities are subject to the risk of prepayment. See "Risk Considerations."

Other Investment Practices

The  table  below  and  the  following  sections  summarize  certain  investment practices of the Funds,  each of which may involve  certain  special risks.  The
Glossary at the end of this prospectus  briefly describes each of the investment techniques summarized below. The Statement of Additional Information,  under the
heading   "Investment   Objectives   and   Policies  of  the  Funds,"   contains
more-detailed   information   about  certain  of  these   practices,   including
limitations designed to reduce risks.


--------------------------------------------------------------------------------------------------------------------------------
                                                    U.S. Equity Funds   Foreign and Global    Multi-Strategy    U.S. Fixed
                                                                           Equity Funds           Funds         Income and
                                                                                                                Money Market
                                                                                                                    Funds
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Short
                                                          Small                 Interna-                  U.S.  Duration
                                                           Cap           Inter-  tional Emerg-           Asset  Govern- Govern-
                                                 Growth   Oppor- Equity national Small   ing    Select  Alloca-  ment    ment
                                                        tunities Income  Growth   Cap   Markets  50      tion    Bond   Reserve
---------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreements(1)                          x       x       x       x       x      x       x       *       x       x
---------------------------------------------------------------------------------------------------------------------------------
 Reverse dollar roll transactions                                                                         *       x
---------------------------------------------------------------------------------------------------------------------------------
 Borrowing not to exceed one-third of total        x       x       x       x       x      x       x       *       x       x
     fund assets
---------------------------------------------------------------------------------------------------------------------------------
 Reverse repurchase agreements                     x       x       x       x       x      x       x       *       x       x
---------------------------------------------------------------------------------------------------------------------------------
 Dollar roll transactions                                                                                 *       x
---------------------------------------------------------------------------------------------------------------------------------
 Leverage                                          x       x       x       x       x      x       x       *       x(2)
---------------------------------------------------------------------------------------------------------------------------------
 Securities lending not to exceed 30% of total     x       x       x       x       x      x       x       *       x       x
     fund assets
---------------------------------------------------------------------------------------------------------------------------------
 When-issued and forward commitment securities     x       x       x       x       x      x       x       *       x(3)    x
---------------------------------------------------------------------------------------------------------------------------------
 Forward currency contracts(4)                     x       x       x       x       x      x       x       *
---------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities and currencies(5)  x       x       x       x       x      x       x       *       x
---------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities indices(5)         x       x       x       x       x      x       x       *
---------------------------------------------------------------------------------------------------------------------------------
 Write covered call options(5)                     x       x       x       x       x      x       x       *       x
---------------------------------------------------------------------------------------------------------------------------------
 Write covered put options(5)                      x       x       x       x       x      x       x       *       x
---------------------------------------------------------------------------------------------------------------------------------
 Interest rate futures contracts(6)                x       x       x       x       x      x       x       *       x
---------------------------------------------------------------------------------------------------------------------------------
 Futures and swaps and options on futures(6)       x       x       x       x       x      x       x       *       x
---------------------------------------------------------------------------------------------------------------------------------
 Equity swaps(7)                                   x       x       x       x       x      x       x       *
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 10% of fund's                                                            *               x
     net assets)
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 15% of fund's     x       x       x       x       x      x       x       *       x
     net assets)
---------------------------------------------------------------------------------------------------------------------------------

    1 Under the Investment Company Act, repurchase agreements and reverse dollar roll transactions are considered to be loans by a fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

                                       19

    2 The Manager will not use leverage for the Short Bond Fund if, as a result, the Fund's portfolio duration would not be comparable to or less than that of three-year U.S. Treasury notes.
    3 The Fund also may enter into forward commitments to sell high-grade liquid debt securities it does not own at the time of entering such commitments.
    4 A Fund that may invest in forward currency contracts may not invest more than one-third of its assets in such contracts.
    5 A Fund will not enter into any options on securities, securities indices or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.
    6 A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.
     7 A Fund that may  invest in equity swaps may invest up to 10% of its total assets in such investment.
     * To the extent allowed in each Underlying Fund.



Borrowing

Subject to the limits set forth in the prospectus, the Funds may pledge their assets in connection with borrowings. A Fund will not purchase any securities while any borrowings exceed 10% of its total assets.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, each Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of a Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in a Fund.

Portfolio securities are sold whenever the Manager believes it appropriate to further a Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. See "Financial Highlights" for portfolio turnover information. Even when portfolio turnover exceeds 100% for a Fund, that Fund does not regard portfolio turnover as a limiting factor. Portfolio turnover in excess of 100% is considered high, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholders.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Government Reserve Fund) may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when the Manager deems it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

Investment Restrictions

The investment objective of each Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Trust's Board. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then-current financial positions and goals. The Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

Each Fund has reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30-days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this prospectus.



Risk Considerations

The following describes certain risks involved with investing in the Funds. Investors in the U.S. Asset Allocation Fund should note the risks involved with each Underlying Fund, because the U.S. Asset Allocation Fund is a "fund-of-funds."

Small Companies

The Small Cap Opportunities Fund and the International Small Cap Fund emphasize, and the Growth Fund, the International Growth Fund, the Emerging Markets Fund and the Select 50 Fund may make investments in, smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

The U.S. Equity Funds, the Foreign and Global Equity Funds and the Select 50 Fund have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The Foreign and Global Equity Funds, particularly the Emerging Markets Fund, and the Select 50 Fund may invest in securities of companies domiciled in, and in markets of, so-called "emerging markets countries." These investments may be subject to higher risks than investments in more-developed countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the U.S.

Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions among currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which one of these Funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Lower-Quality Debt


As an operating policy, which may be changed by the Board without shareholder approval, the Foreign and Global Equity Funds and the Select 50 Fund are permitted to invest in medium-quality debt securities, but do not invest more than 5% of their total assets in high-risk debt securities below investment-grade quality (sometimes called "junk bonds.")

Medium-quality debt securities are those rated or equivalent to BBB by S&P or Fitch's, or Baa by Moody's. Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. Junk bonds offer greater speculative characteristics and are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Manager's own credit analysis to the extent a Fund's portfolio includes junk bonds.

The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower-quality debt securities would be consistent with the interests of these Funds and their shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, these Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.


Diversification

Diversifying a Fund's portfolio can reduce the risks of investing by limiting the portion of your investment in any one issuer or industry. Less-diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Select 50 Fund may present greater risk than is usually associated with widely diversified mutual funds, because it may invest in the securities of as few as 50 issuers. Therefore, the Select 50 Fund is not appropriate as your sole investment.

Interest Rates

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a U.S. Fixed-Income and Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the U.S. Fixed-Income and Money Market Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See duration in the Glossary.


Equity Swaps

The U.S. Equity Funds may invest in equity swaps. Equity swaps are derivatives and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.


Management of the Funds

The Montgomery Funds and The Montgomery Funds II (the "Trusts") each has a Board of Trustees (a "Board") that establishes its Funds' policies and supervises and reviews their management. Day-to-day operations of the Funds are administered by the officers of the Trusts and by the Manager pursuant to the terms of an investment management agreement with each Fund.


Montgomery Asset Management LLC is the Funds' Manager. The Manager, a Delaware limited liability company, is a subsidiary of Commerzbank AG. The Manager was formed in February 1997 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended. It advises private accounts as well as the Funds. Commerzbank, one of the largest publicly held commercial banks in Germany, has total assets of approximately $268 billion. Commerzbank and its affiliates had more than $479 billion in assets under management as of June 30, 1997. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.


On July 31, 1997, Montgomery Asset Management, L.P., the former manager of the Funds, completed the sale of substantially all of its assets to the Manager. At a special meeting of shareholders on June 23, 1997, the shareholders of each Fund approved a new Investment Management Agreement with the Manager, effective July 31, 1997, for an initial two-year period.

Portfolio Managers

Montgomery Growth Fund
Montgomery Small Cap Opportunities Fund

Roger W. Honour is a senior portfolio manager and principal. Prior to joining Montgomery Asset Management in June 1993, Mr. Honour spent one year as vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management. From 1978 to 1990, Mr.
Honour was a vice president with Merrill Lynch Capital Markets.

Kathryn M. Peters is a portfolio manager and principal. From 1993 to 1995, Ms. Peters was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York, where she evaluated prospective equity investments for the merchant banking fund and processed investment banking transactions, including equity and high-yield offerings. Prior to that, she analyzed mezzanine investments for Barclays de Zoete Wedd in New York. From 1988 to 1990, Ms. Peters worked in the leveraged buyout group of Marine Midland Bank.

Andrew G. Pratt, CFA, is a portfolio manager and principal. He joined Montgomery Asset Management from Hewlett-Packard Company, where he was an equity analyst, managed a portfolio of small-capitalization technology companies, and researched private placement and venture capital investments. From 1983 through 1988, he worked in the Capital Markets Group at Fidelity Investments in Boston.

Montgomery Equity Income Fund

John H. Brown, CFA, is a senior portfolio manager and principal. Preceding his arrival at the Manager in May 1994, Mr. Brown was an analyst and portfolio manager at Merus Capital Management in San Francisco from June 1986.

Montgomery Emerging Markets Fund

Josephine S. Jimenez, CFA, is a senior portfolio manager and principal. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C., as senior analyst and portfolio manager.

Bryan L. Sudweeks, Ph.D., CFA, is a senior portfolio manager and principal. Before joining the Manager, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a professor of international finance and investments at George Washington University and served as adjunct professor of international investments from 1988 until May 1991.

Angeline Ee is a portfolio manager and principal. From 1990 until joining the Manager in July 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From June 1989 until September 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

Frank Chiang is a portfolio manager and principal. From 1993 until joining the Manager in 1996, Mr. Chiang was managing director and portfolio manager at TCW Asia Ltd. in Hong Kong. Mr. Chiang is supported by the Emerging Markets team, whose other members include Josephine S. Jimenez, Bryan L. Sudweeks, Angeline Ee and Jesus Isidoro Duarte.

Jesus Isidoro Duarte is a portfolio manager and principal for the Manager, responsible for the Latin American markets. Mr. Duarte began his investment career in 1980. He joined the Manager from Latinvest Management Co. in Brazil, where he was director and vice president responsible for research and portfolio management for the firm's Latin American funds. Prior to Latinvest, Mr. Duarte worked at W.I. Carr in Tokyo as a securities analyst of Japanese equities. He is fluent in Spanish and Japanese, and conversant in French and Portuguese. Mr. Duarte has a bachelor of arts degree in international relations and a minor in business administration from the University of Redlands in California and has successfully completed the Japanese Language Institute's two-year program at the Sophia University in Tokyo.

Montgomery International Growth Fund
Montgomery International Small Cap Fund

John D. Boich, CFA, is a senior portfolio manager and principal. From 1990 to 1993, he was vice president and portfolio manager at The Boston Company
Institutional Investors Inc. From 1989 to 1990, he was the founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, Mr. Boich worked as a financial advisor with Prudential-Bache Securities and E.F. Hutton & Company.

Oscar A. Castro, CFA, is a senior portfolio manager and principal. Before joining the Manager, he was vice president/portfolio manager at G.T. Capital Management, Inc. from 1991 to 1993. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, he was deputy portfolio manager/analyst at Templeton International.

Montgomery Select 50 Fund

The Manager currently divides its equity portfolio management into a number of specific disciplines. Five of those disciplines are represented in the Select 50 Fund. These five disciplines, which may be adjusted from time to time, include U.S. Growth Equity, U.S. Smaller-Capitalization Companies, U.S. Equity Income, International and Emerging Markets. The portfolio management teams responsible for these disciplines are described throughout this "Portfolio Managers" section and below.

Kevin T. Hamilton, CFA, Chairman of the Manager's Investment Oversight Committee and executive vice president, is responsible for coordinating and implementing the investment decisions of the Manager's equity teams and making investment decisions relating to the allocation of assets among the Underlying Funds of the U.S. Asset Allocation Fund. From 1985 until joining the Manager in February 1991, Mr. Hamilton was a senior vice president responsible for investment oversight at Analytic Investment Management in Irvine, California. The portfolio management teams responsible for the different disciplines used in the Select 50 Fund are described throughout this "Portfolio Managers" section.

Nancy Kukacka is a portfolio manager and principal. Prior to joining the Manager, Ms. Kukacka worked at CS First Boston Investment from April 1994 through April 1995 where she was an equity research analyst covering consumer cyclical and non-durable sectors. Previously, Ms. Kukacka was an equity research analyst at RCM Capital Management from April 1990 through March 1994, providing fundamental-based analysis for more than US$12 billion in equity investments. Ms. Kukacka holds a bachelor of arts degree in economics with minors in chemistry and biology from Bucknell University. She is a Level III CFA candidate.

Montgomery U.S. Asset Allocation Fund

The U.S. Asset Allocation Fund invests its assets in three separate Funds, representing three different investment disciplines.

Kevin T. Hamilton, CFA, is responsible for selecting the Funds to be included in each fund-of-funds structure and also for coordinating and implementing the investment decisions of the U.S. Asset Allocation Fund. For the background and business experience of Kevin T. Hamilton, see the discussion under the Montgomery Select 50 Fund, above.

Montgomery Short Duration Government Bond Fund
Montgomery Government Reserve Fund

William C. Stevens is a senior portfolio manager and principal. At Barclays de Zoete Wedd Securities from 1991 to 1992, he started its CMO and asset-backed securities trading. Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Corporation from 1990 to 1991; and while with Drexel Burnham Lambert from 1984 to 1990, he was responsible for the origination and trading of all derivative mortgage-related securities.

Peter D. Wilson is a portfolio manager and principal. Mr. Wilson joined the Manager's Fixed-Income team in April 1994. From 1992 to 1994, he was an associate in the Fixed Income Client Services Department of BARRA in Berkeley, California. At BARRA, Mr. Wilson directed research and development teams on mortgage, CMO and other fixed-income projects. Prior to that he was an associate in the structured finance department at Security Pacific Merchant Bank as well as on the mortgage trading desk at Chemical Bank.


Management Fees and Other Expenses

The Manager provides the Funds with advice on buying and selling securities, manages the Funds' investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services, and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each Fund. The Manager also compensates the members of the Trusts' Boards of Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that Fund, according to the following table.

The management fees for the Funds are higher than for most mutual funds.

 -------------------------------------------------------------------------------
                                              AVERAGE DAILY       MANAGEMENT FEE
                                                NET ASSETS        (ANNUAL RATE)
 -------------------------------------------------------------------------------
 U.S. Equity Funds
 -------------------------------------------------------------------------------
 Growth Fund                                 First $500 million         1.00%
                                             Next $500 million          0.90%
                                             More than $1 billion       0.80%
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                              AVERAGE DAILY       MANAGEMENT FEE
                                                NET ASSETS        (ANNUAL RATE)
 -------------------------------------------------------------------------------
 Small Cap Opportunities Fund                First $200 million         1.20%
                                             Next $300 million          1.10%
                                             More than $500 million     1.00%
 -------------------------------------------------------------------------------
 Equity Income Fund                          First $500 million         0.60%
                                             More than $500 million     0.50%
 -------------------------------------------------------------------------------
 Foreign and Global Equity Funds
 -------------------------------------------------------------------------------
 International Growth Fund                   First $500 million         1.10%
                                             Next $500 million          1.00%
                                             More than $1 billion       0.90%
 -------------------------------------------------------------------------------
 International Small Cap Fund                First $250 million         1.25%
                                             More than $250 million     1.00%
 -------------------------------------------------------------------------------
 Emerging Markets Fund                       First $250 million         1.25%
                                             More than $250 million     1.00%
 -------------------------------------------------------------------------------
 Multi-Strategy Funds
 -------------------------------------------------------------------------------
 Select 50 Fund                              First $250 million         1.25%
                                             Next $250 million          1.00%
                                             More than $500 million     0.90%
 -------------------------------------------------------------------------------
 U.S. Asset Allocation Fund                  All amounts                0.00%*
 -------------------------------------------------------------------------------
 U.S. Fixed-Income and Money Market Funds
 -------------------------------------------------------------------------------
 Short Duration Government Bond Fund         First $500 million         0.50%
                                             More than $500 million     0.40%
  ------------------------------------------------------------------------------
 Government Reserve Fund                     First $250 million         0.40%
                                             Next $250 million          0.30%
                                             More than $500 million     0.20%
 -------------------------------------------------------------------------------

* This amount represents only the management fee of the U.S. Asset Allocation Fund and does not include management fees attributable to the Underlying Funds, which ultimately are to be borne by shareholders of the U.S. Asset Allocation Fund.

The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations. As compensation, the Funds pay the Administrator a monthly fee at the following annual rates: Each of the Growth and Equity Income Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of average daily net assets over $500 million); each of the Small Cap Opportunities, International Growth, International Small Cap, Emerging Markets and Select 50 Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of daily net assets over $250 million); each of the Short Bond and Reserve Funds pays five one-hundredths of one percent (0.05%) of average daily net assets (0.04% of average daily net assets over $500 million for the Short Bond Fund and over $250 million for the Reserve Fund). In the case of the U.S. Asset Allocation Fund, the Administrator does not charge a fee for performing administrative services for those Funds, although it charges a fee for such services performed for the Underlying Funds, which ultimately are borne by shareholders of the U.S. Asset Allocation Fund.

Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and record keeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to that Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

Rule 12b-1 adopted by the Securities and Exchange Commission (the "SEC") under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Trustees and approved by its shareholders. Pursuant to that Rule, the Trust's Board of Trustees and the initial shareholder of the Class P shares of each Fund have approved, and each Fund has entered into, a Share Marketing Plan (the "Plan") with the Manager, as the distribution coordinator, for the Class P shares. Under the Plan, each Fund will pay distribution fees to the Manager at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, to reimburse the Distributor for its distribution costs with respect to that Class.

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class P shares as accrued.

In adopting the Plan, the Board of Trustees determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of Class P shares. Information with respect to distribution revenues and expenses is presented to the Board of Trustees quarterly for their consideration in connection with their deliberations as to the continuance of the Plan. In their review of the Plan, the Board of Trustees are asked to take into consideration expenses incurred in connection with the separate distribution of the Class P shares. The Class P shares are not obligated under the Plan to pay any distribution expenses in excess of the distribution fee. Thus, if the Plan was terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor.

The distribution fee attributable to the Class P shares is designed to permit an investor to purchase Class P shares through financial planners, retirement and pension plan administrators, broker-dealers and other financial intermediaries without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate those persons on an ongoing basis in connection with the sale of the Class P shares.

The Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" of the Trusts (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Independent Trustees"), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the independent Trustees or of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class P shares.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Rules of Conduct.

For certain Funds, the Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses (excluding the Rule 12b-1 fee) at or below the following percentages of each Fund's average net assets: the Growth Fund, one and five-tenths of one percent (1.50%); the Small Cap
Opportunities Fund, one and five-tenths of one percent (1.50%); the Equity Income Fund, eighty-five one-hundredths of one percent (0.85%); the International Growth Fund, one and sixty-five one-hundredths of one percent (1.65%); the International Small Cap and Emerging Markets Funds, one and nine-tenths of one percent (1.90%); the Select 50 Fund, one and eight-tenths of one percent (1.80%); the U.S. Asset Allocation Fund, one and three-tenths of one percent (1.30%) through limits in the Underlying Funds; the Short Bond Fund, seven-tenths of one percent (0.70%); and the Reserve Fund, six-tenths of one percent (0.60%). The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. The Manager may terminate these voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that a Fund is obligated to pay to increase the return to that Fund's investors. If the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries that distribute a Fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Manager considers a number of factors in determining which brokers or dealers to use for each Fund's portfolio transactions. These factors are more fully discussed in the Statement of Additional Information; they include, but are not limited to: reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided that the Funds receive prompt execution at competitive prices, the Manager also may consider sale of a Fund's shares as a factor in selecting broker-dealers for that Fund's portfolio transactions. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Funds (the "Master Transfer Agent") and performs certain record-keeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Funds' principal custodian (the "Custodian").



How to Contact the Funds

For information on the Funds or your account, call a Montgomery shareholder service representative at:

                              (800) 572-FUND (3863)

Mail  your  completed   application,   any  checks,   investment  or  redemption
instructions and correspondence to:

--------------------------------------------------------------------------------
       REGULAR MAIL                            EXPRESS MAIL OR OVERNIGHT SERVICE
--------------------------------------------------------------------------------
   The Montgomery Funds                               The Montgomery Funds
      P.O. Box 419073                            210 West 10th Street, 8th Floor
Kansas City, MO 64141-6073                            Kansas City, MO 64105
--------------------------------------------------------------------------------


Visit the Montgomery Funds World Wide Web site at:

                             www.montgomeryfunds.com


How to Invest in the Funds

The Funds' shares are offered only through financial intermediaries and financial professionals, with no sales load, at their next-determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by Funds Distributor, Inc., the Funds' Distributor, 101 California Street, San Francisco, California 94111, (800) 572-3863, and through selected securities brokers and dealers.

If an order, together with payment in proper form, is received by the Transfer Agent, the Distributor or certain intermediaries that have an agreement with the Funds by the close of trading (generally, 4:00 p.m. eastern time) on any day that the New York Stock Exchange ("NYSE") is open, Fund shares will be purchased at the Fund's next-determined net asset value. Orders and payment for the Reserve Fund must be received by 12:00 noon, eastern time. Orders for Fund shares received after the Funds' cutoff times will be purchased at the next-determined net asset value after receipt of the order. Shares of the U.S. Fixed-Income and Money Market Funds will not be priced on national bank holidays.

The minimum initial investment in each Fund is $1,000 (including IRAs) and $100 for subsequent investments. The Manager or the Distributor, in its discretion, may waive these minimums. If you buy shares through a broker or investment adviser instead of directly from the Distributor, different minimum investment requirements may apply. The Funds do not accept third-party checks or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.

Initial Investments

Minimum initial investment (including IRAs) ..............................$1,000

Initial Investments by Check

o Complete the New Account application. Tell us in which Fund(s) you want to invest and make your check payable to The Montgomery Funds.

o   A charge may be imposed on checks that do not clear.

o Dividends do not begin to accrue on the U.S. Fixed-Income and Money Market Funds until your check has cleared.

Initial Investments by Wire

o Call the Transfer Agent to tell it you intend to make your initial investment by wire. Provide the Transfer Agent with your name, dollar amount to be invested and Fund(s) in which you want to invest. It will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

o A completed New Account application must be sent to the Transfer Agent by facsimile. The Transfer Agent will provide you with its fax number over the phone.

o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

    Investors Fiduciary Trust Company
    ABA #101003621
    For:  DST Systems, Inc.
    Account #7526601
    Attention:  The Montgomery Funds
    For credit to:  (shareholder(s) name)
    Shareholder account number:  (shareholder(s) account number)
    Name of Fund:  (Montgomery Fund name)

o   Your bank may charge a fee for any wire transfers.

o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Initial Investments by Telephone

You are eligible to make an initial investment into a new Fund by telephone under the following conditions:

o   You must be a shareholder in another Montgomery Fund.

o   You must have been a shareholder for at least 30 days.

o   Your existing account registration will be duplicated in the new Fund.

o Your initial telephone purchase into the new Fund must meet initial investment minimums and is limited to the combined aggregate net asset value of your existing accounts or $10,000, whichever is less.

o The Fund must receive your check or wire transfer within three business days of the telephone purchase.

o The Fund reserves the right to collect any losses to the Fund from the shareholder's existing account(s) that result from a telephone purchase not funded within three business days.

Subsequent Investments

Minimum subsequent investment (including IRAs) .............................$100

Subsequent Investments by Check

o Make your check payable to The Montgomery Funds. Enclose an investment stub with your check. If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

o   A charge may be imposed on checks that do not clear.

Subsequent Investments by Wire

o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent s affiliated bank by using the bank wire information under "Initial Investments by Wire."

Subsequent Investments by Telephone

o Shareholders are automatically eligible to make telephone purchases. To make a purchase, call the Transfer Agent at (800) 572-FUND (3863) before the Fund cutoff time.

o   Shares for IRAs may not be purchased by phone.

o The maximum telephone purchase is an amount up to five times your account value on the previous day.

o Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

o   You should do one of the following to ensure payment is received in time:

    o Transfer funds directly from your bank account by sending a letter and a voided check or deposit slip (for a savings account) to the Transfer Agent.

    o   Send a check by overnight or second-day courier service.

    o Instruct your bank to wire funds to the Transfer Agent s affiliated bank by using the bank wire information under the section titled "Initial Investments by Wire."

Automatic Account Builder ("AAB")

o AAB will be established on existing accounts only. You may not use an AAB investment to open a new account. The minimum automatic investment amount is each Fund's subsequent investment minimum.

o   Your bank must be a member of the Automated Clearing House.

o To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Montgomery Acount application or your letter of instruction. Investments will automatically be transferred into your Montgomery account from your checking or savings account.

o Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your New Account application or your letter of instruction, the 20th of each month will be selected.

o   You should allow 20 business days for this service to become effective.

o You may cancel your AAB at any time by sending a letter to the Transfer Agent. Your request will be processed upon receipt.

Payroll Deduction

o Investments through payroll deduction will be established on existing accounts only. You may not use payroll deduction to open a new account. The minimum payroll deduction amount for each Fund is $100 per payroll deduction period.

o You may automatically deposit a designated amount of your paycheck directly into a Montgomery Funds account.

o Please call the Transfer Agent for instructions on establishing this service.

Telephone Transactions

You agree to reimburse the Funds for any expenses or losses incurred in connection with transfers from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and this privilege terminated immediately. This privilege may be discontinued by the Funds at any time upon 30-days' written notice, or by you at any time by written notice to the Funds. Your request will be processed upon receipt.

Although Fund shares are priced at the net asset value next determined after receipt of a purchase request, shares are not purchased until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by a Fund. The Funds and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording certain telephone calls, sending a confirmation and requiring the caller to give a special authorization number or other personal information not likely to be known by others. The Fund and Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

Telephone privileges may be revoked at any time by the Funds as to any shareholder if the Funds believe that a shareholder has abused the telephone privilege by using abusive language or by purchases and redemptions that appear to be part of a systematic market-timing strategy.

Retirement Plans

Except for the Tax-Free Funds, shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Certain of the Funds are available for purchase through administrators for retirement plans. Investors who purchase shares as part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Funds for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Funds. All shares are held in non-certificated form registered on the books of the Funds and the Transfer Agent for the account of the shareholder.


How to Redeem an Investment in the Funds

The Funds will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading (except national bank holidays for the U.S. Fixed-Income and Money Market Funds). The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent or other agents of the Funds. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission (SEC). In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

Redeeming by Written Instruction

o Write a letter giving your name, account number, the name of the Fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

o The letter must be signed the same way your account is registered. If you have a joint account, all accountholders must sign.

o Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange. Contact the Transfer Agent for more information.

o If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees at the Manager s discretion.

Redeeming by Check

o   Check writing is available on the Government Reserve and Short Bond Funds.

o   Checkwriting is not available for IRA accounts.

o The minimum amount per check is $250. A check for less may be returned to you.

o   All checks will require only one signature unless otherwise indicated.

o You should not write a check to close your U.S. Fixed-Income and Money Market Fund account.

o   Checks will be returned to you at the end of each month.

o   A charge may be imposed for any stop payments requested.

o Federal banking law requires us to tell you that, technically, the Funds' checks are "drafts" payable through the Master Transfer Agent. This difference should not affect you.

Redeeming by Telephone

o Unless you have declined telephone redemption privileges on your New Account application, you may redeem shares up to $50,000 by calling the Transfer Agent before the Fund cutoff time. This service is not available for IRA accounts.

o If you included bank wire information on your New Account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that the Transfer Agent wire your redemption proceeds to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

o Telephone redemption privileges will be suspended 30 days after an address change. All redemption requests during this period must be in writing with a guaranteed signature.

o Telephone redemption privileges may be canceled after an account is opened by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the authorization. When a shareholder appoints a designee on the New Account application or by other written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Funds may change, modify or terminate these privileges at any time upon 60-days' notice to shareholders. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See the discussion of Fund telephone procedures and liability under "Telephone Transactions" above.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $1,000 or more in a Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from each Fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income tax purposes.

Uncashed Distribution or Redemption Checks

If you choose to receive your distribution or redemption by a check from the Funds (instead of bank wire), you should follow up to ensure that you have received the distribution or redemption in a timely manner. The Funds are responsible only for mailing the distribution or redemption checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If the postal or other delivery service is unable to deliver a check and the check is returned to the Funds, the Funds will hold the check in a separate account on your behalf for a reasonable period of time but will not invest the money in any interest-bearing account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Small Accounts

Due to the relatively high cost of maintaining smaller accounts, each Fund may redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $1,000. If a Fund decides to make such an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account to at least the minimum investment required to open an account before the Fund takes any action.


Exchange Privileges and Restrictions

You may exchange shares from another Fund with the same registration, Taxpayer Identification Number and address. An exchange may result in a recognized gain or loss for income tax purposes. See the discussion of telephone procedures and limitations of liability under "Telephone Transactions" above.

Purchasing and Redeeming Shares by Exchange

o You are automatically eligible to make telephone exchanges with your Montgomery Funds account.

o Exchange purchases and redemptions will be processed using the next-determined net asset value (with no sales charge or exchange fee) after your request is received. Your request is subject to the Funds' cutoff times.

o Exchange purchases must meet the minimum investment requirements of the Fund you intend to purchase.

o You may exchange for shares of a Fund only in states where that Fund's shares are qualified for sale and only for Funds offered by this prospectus.

o You may not exchange for shares of a Fund that is not open to new shareholders unless you have an existing account with that Fund.

o Because excessive exchanges can harm a Fund's performance, the Trusts reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. The Fund may also refuse an exchange into a Fund from which you have redeemed shares within the previous 90 days (accounts under common control and accounts with the same Taxpayer Identification Number will be counted together). Exchanges out of the U.S. Fixed-Income and Money Market Funds are exempt. A shareholder's exchanges may be restricted or refused if a Fund receives, or the Manager anticipates, simultaneous orders affecting significant portions of that Fund's assets and, in particular, a pattern of exchanges coinciding with a "market timing" strategy. The Trusts reserve the right to refuse exchanges by any person or group if, in the Manager's judgment, a Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. Although the Trusts attempt to provide prior notice to affected shareholders when it is reasonable to do so, they may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Trusts reserve the right to terminate or modify the exchange privileges of Fund shareholders in the future.

Automatic Transfer Service (ATS)

You may elect systematic exchanges out of the U.S. Fixed-Income and Money Market Funds into any other Fund. The minimum exchange is $100. Periodically investing a set dollar amount into a Fund is also referred to as dollar-cost averaging, because the number of shares purchased will vary depending on the price per share. Your account with the recipient Fund must meet the minimum of $1,000. Exchanges out of the U.S. Fixed-Income and Money Market Funds are exempt from the four-exchanges limit policy.

Directed Dividend Service

If you own shares of the U.S. Fixed-Income and Money Market Funds, you may elect to use your monthly dividends to automatically purchase additional shares of another Fund. Your account with the recipient Fund must meet the applicable minimum of $1,000.


Brokers and Other Intermediaries

Investing Through Securities Brokers, Dealers and Financial Intermediaries


Investors may purchase shares of a Fund from selected securities brokers, dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by these agents. Some of these agents may appoint sub-agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the relevant Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value. To the extent that these agents perform shareholder servicing activities for the Funds, they may receive fees from the Funds or the Manager for such services.

Redemption Orders Through Brokerage Accounts

Shareholders also may sell shares back to the Funds by wire or telephone through the Distributor or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value next determined after receipt of a redemption order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to the Transfer Agent so that it is received before the applicable Fund's cutoff time on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.


How Net Asset Value Is Determined


The net asset value of each Fund is determined once daily as of the Fund's cutoff time on each day that the NYSE is open for trading (but not on bank holidays for the U.S. Fixed-Income and Money Market Funds). Generally, this is 4:00 p.m. eastern time (12:00 noon for the Government Reserve Fund), or earlier when trading closes earlier. The Short Bond Fund will determine its net asset values earlier when the fixed-income markets close earlier. Per-share net asset value is calculated by dividing the value of each Fund's total net assets by the total number of that Fund's shares then outstanding.


As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed- income securities, the mean between the closing bid and ask price. Securities for which market quotations are not readily available or that are illiquid are valued at their fair values as determined in good faith under the supervision of the Trusts' officers, and by the Manager and the Pricing Committee of the Boards, respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a Fund's net asset value.


Dividends and Distributions

Each Fund  distributes  substantially  all of its net investment  income and net capital  gains to  shareholders  each year.  The amount  and  frequency  of Fund distributions  are  not  guaranteed  and  are at the  discretion  of the  Board.
Currently, the Funds intend to distribute according to the following schedule:
 ----------------------------------------------------------------------------------------------------------------------------
                                                      INCOME DIVIDENDS                             CAPITAL GAINS
 ----------------------------------------------------------------------------------------------------------------------------
 Equity Funds                           Declared and paid in the last quarter of       Declared and paid in the last quarter
 (except Equity Income Fund)            each year*                                     of each year*
 ----------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund                     Declared and paid on or about the last         Declared and paid in the last quarter
                                        business day of each quarter                   of each year*
 ----------------------------------------------------------------------------------------------------------------------------
 Multi-Strategy Funds                   Declared and paid in the last quarter of       Declared and paid in the last quarter
                                        each year*                                     of each year*
 ----------------------------------------------------------------------------------------------------------------------------
 U.S. Fixed-Income and                  Declared daily and paid monthly on or about    Declared and paid in the last quarter
 Money Market Funds                     the last business day of each month            of each year*
 ----------------------------------------------------------------------------------------------------------------------------

* Additional distributions, if necessary, may be made following each Fund's fiscal year end (June 30) in order to avoid the imposition of tax on a Fund.


Unless you request cash distributions in writing at least seven business days before a distribution, or on the New Account application, all dividends and other distributions will be reinvested automatically in additional shares of the applicable Fund and credited to your account at the closing net asset value on the reinvestment date. Furthermore, if you have elected to receive cash distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Also, as is the case for redemption checks, no interest will accrue on amounts represented by uncashed distribution checks. See "Uncashed Distribution or Redemption Checks" above.

Distributions Affect a Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of a Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Growth Fund declared a dividend in the amount of $0.50 per share. If the Growth Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"Buying a Dividend"

If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend, and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless whether you reinvested the dividends.

Taxation

Except for the newer Funds that intend to elect and qualify as soon as possible, each of the Funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent that their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent that they invest in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gains over net short-term capital loss from transactions of a Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisors regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.


General Information

The Trusts

All of the Funds with the exception of the U.S. Asset Allocation Fund are series of The Montgomery Funds, a Massachusetts business trust organized on May 10, 1990. The U.S. Asset Allocation Fund is a series of The Montgomery Funds II, a Delaware business trust organized on September 10, 1993. The Agreement and Declarations of Trust of both Trusts permit their Boards to issue an unlimited number of full and fractional shares of beneficial interest, $0.01 par value, in any number of series. The assets and liabilities of each series within either of the two Trusts are separate and distinct from each other series.

This prospectus relates only to the Class P shares of the Funds. The Funds offer other classes of shares to eligible investors and may, in the future, designate other classes of shares for specific purposes. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this prospectus, call The Montgomery Funds at (800) 572-FUND (3863) or contact sales representatives or financial intermediaries who offer those classes.

Shareholder Rights

Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each Fund and to the net assets of each Fund upon liquidation or dissolution. Each Fund, as a separate series of its Trust, votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement); all series of each Trust vote as a single class on matters affecting all series of that Trust jointly or that Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the trustees of that Trust. Although the Trusts are not required and do not intend to hold annual meetings of shareholders, such meetings may be called by each Trust's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From time to time, the Funds may publish their total return, and, in the case of certain Funds, current yield and tax equivalent yield in advertisements and communications to investors. Total return information generally will include a Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each Fund's income.

Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the Fund during either a 7-day period or a 30-day period. For yield computed from a 7-day period, base period return is simply annualized by multiplying the base period return by 365/7; the effective yield computed from a 7-day period is calculated by adding one to the base period return and raising the result to the (365/7)th power and then subtracting one. When the yield is computed from a 30-day period, the yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.

Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or current yield for any prior period should not be considered a representation of what an investor's total return or current yield may be in any future period. The Funds' annual report contains additional performance information and is available upon request and without charge by calling (800) 572-FUND (3863).

Legal Opinion

The  validity of shares  offered by this  prospectus  will be passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

Shareholder Reports and Inquiries

During the year, the Funds will send you the following information:

o Confirmation statements are mailed after every transaction that affects your account balance, except for most money market transactions (monthly) and preauthorized automatic investment, exchange and redemption services (quarterly).

o Account statements are mailed after the close of each calendar quarter. (Retain your fourth-quarter statement for your tax records.)

o Annual and semiannual reports are mailed approximately 60 days after June 30 and December 31.

o   1099 tax form(s) are mailed by January 31.

o Annual updated prospectus is mailed to existing shareholders in October or November.

Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Montgomery Funds at (800) 572-FUND (3863).



Backup Withholding

Taxpayer Identification Number

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application when you open an account. Federal tax law requires that a Fund withhold 31% of taxable dividends, capital-gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or Taxpayer Identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item on the New Account application. Dividends paid to a foreign shareholder's account by a Fund may be subject to up to 30% withholding instead of backup withholding.

A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, government agencies, financial institutions, registered securities and commodities dealers and others. For further information, see Section 3406 of the Code and consult a tax advisor.

               -------------------------------------------------


This prospectus is not an offering of the securities herein described in any state in which such offering is unauthorized. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in this prospectus, the Statement of Additional Information or in the Funds' official sales literature.

Glossary

asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

cash equivalents. These are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

collateral assets. These include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.

Collateralized Mortgage Obligations (CMOs). These are derivative mortgage-related securities that separate the cash flows of mortgage pools into different classes or tranches. Stripped mortgage securities are CMOs that allocate different proportions of interest and principal payments on a pool of mortgages. One class may receive all of the interest (the interest only, or IO class) whereas another may receive all of the principal (principal only, or PO class). The yield to maturity on any IO or PO class is extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages. In the most extreme cases, an IO class may become worthless.

convertible security. This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

covered call option. A call option is "covered" if the fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

covered put option. A put option is "covered" if the fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

depositary receipts. These include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

derivatives. These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

dollar roll transaction. This is similar to a reverse repurchase agreement except that it requires a fund to repurchase a similar rather than the same security.

duration. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

emerging markets companies. A company is considered to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy and market that are or would be considered by the

World Bank or the United Nations to be emerging or developing.

equity derivative securities. These include, among other things, options on equity securities, warrants and futures contracts on equity securities.

equity swaps. These allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present a fund with counterparty risks.

FHLMC. The Federal Home Loan Mortgage Corporation.

FNMA. The Federal National Mortgage Association.

forward currency contracts. This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A fund generally enters into forward contracts only under two circumstances. First, if a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. A fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

GNMA. The Government National Mortgage Association.

illiquid securities. The Funds treat any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit as illiquid. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

investment grade. Investment-grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

leverage. Some funds may use leverage in an effort to increase return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.

options on securities, securities indices and currencies. A fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industrywide stock price fluctuations.

repurchase agreement. With a repurchase agreement, a fund acquires a U.S. government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

reverse dollar roll transactions. When a fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

reverse repurchase agreement. In a reverse repurchase agreement, a fund sells to a financial institution a security that it holds and agrees to repurchase at an agreed-upon price and date.

S&P 500. Standard & Poor's 500 Composite Price Index.

securities lending. A fund may lend securities to brokers, dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

U.S. government securities. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

variable-rate demand notes (VRDNs). These are instruments with rates of interest adjusted periodically or that "float" continuously according to specific formulas and often have a demand feature entitling the purchaser to resell the securities.

warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

when-issued and forward commitment securities. The Funds may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time a fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

zero coupon bonds. These are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

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

                               Investment Manager
                         Montgomery Asset Management LLC
                              101 California Street
                         San Francisco, California 94111
                              1-800-572-FUND (3863)

                                   Distributor
                             Funds Distributor, Inc.
                              101 California Street
                         San Francisco, California 94111
                              1-800-572-FUND (3863)

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201

                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419073
                        Kansas City, Missouri 64141-6073
                                1 (800) 572-3863

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

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